Exhibit 99.1

Investor Relations: Howard Weil Energy Conference

Katie Pipkin New Orleans, Louisiana 713-507-

Hillarie Bloxom 6466 March 31, 2004

SAFE HARBOR STATEMENT

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to 2004 earnings guidance, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, periodic and current reports under the Securities Exchange Act of 1934, as amended, including its 2003 Form 10-K, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

DYNEGY BUSINESS SEGMENTS

Regulated Energy Delivery

?Expect to close sale of Illinois Power to Ameren by year-end

Power Generation

?U.S. portfolio of 12,713 net MWs ?Baseload generation ?Substantially contracted/hedged ?Strong Midwest and New York positions

Natural Gas Liquids

?Integrated upstream and downstream ?Significant POP/POL contracts ?Strong relationship with CVX (investor and customer)

Corporate

?Simplified debt structure ?Consolidated, low-cost General & Administrative structure

CRM

Toll arrangements and related gas transport contracts ?Remaining gas and power contracts

ILLINOIS POWER SALES AGREEMENT

Transaction

?? 2.3 billion transaction

? Stock sale of Illinois Power

? 20% minority interest in Joppa power plant

? Two-year power purchase agreement established for 2,800 MWs of capacity and up to 11.5 million MWhs of energy beginning January 2005

? Expected to close by fourth quarter 2004

? ICC filing on March 24

? FERC filing on March 25

Benefits

? Regulated business was not positioned for future growth

? Sale will strengthen Dynegy’s financial condition

? 500 million in total proceeds

?$400 million cash at closing with additional $100 million in escrow

? Ameren to assume $1.8 billion of Illinois Power debt at closing

? Dynegy to be relieved of intercompany note obligation

? Will significantly accelerate time required to reach sustainable capital structure

CUSTOMER RISK MANAGEMENT

Remaining Roll-off

Consists of legacy risk management portfolio

? Contracts essentially offsetting and will roll off as they mature

Power contracts roll off by 2005

? Gas contracts primarily roll off by 2007

Tolling Arrangements

Heat 2004

Toll Plant Rate MWs Payment Maturity

Gregory (TX) 8,800 335 $ 23 MM 7/05

Kendall (IL) 7,300 578 39 MM 3/17

Sithe* (NY) 7,400 955 70 MM 11/14

Sterlington (LA) 6,950 835 58 MM 11/17

Working to resolve remaining long-term tolling contracts

* Payment does not include $44 million for gas transport contract.

Note: Total collateral posted for this business is ~$170 million including ~$15 million for tolling arrangements and ~$50 million for the ABG gas supply contract.

POWER GENERATION

? Diversified portfolio

? 36% baseload, 15% intermediate, 49% peaking

? 31% coal/oil, 17% dual fuel, 52% gas

??Non-gas plants perform in current high gas price environment ??Gas plants present upside for future

2004 guidance is not “spark spread” based

? Forecasted earnings substantially contracted/hedged

Low maintenance capital: OCF/ICF

? Scaleable systems with multi-fuel logistical expertise

Originally built for significantly larger portfolio

U.S. PORTFOLIO 12,713 net MW

DNE 1,338 MW Gas/Oil 370 MW Coal

DMW 3,047 MW Gas 217 MW Coal

DMG 3,316 MW Coal/Oil 442 MW Gas

WECC 1,199 MW Gas

ERCOT 822 MW Gas

DSE 1,137 MW Gas 825 MW Gas/Oil

NATURAL GAS LIQUIDS

? Upstream assets

?Strategically located assets:

?High growth areas of North Texas and Gulf Coast

?Mature Permian Basin ?Contract mix ?Field: 98% POP, 2% other

?Straddle: 74% fee/hybrid,

21% POL, 5% keep-whole

? Downstream assets

Optimally located in Mont Belvieu, Texas, hub of U.S. NGL business, and Louisiana

?Services include fractionation, storage, transportation and marketing

? ChevronTexaco contracts

?Gas processing, NGL marketing and feedstock supply

Gas Processing Plant Fractionation Plant Storage Facility Marine Facility Marketing Terminal Offshore Pipeline Pipeline

2004 EARNINGS GUIDANCE ESTIMATES – GAAP BASIS

($ in millions)

	GEN	LIQ	IP	CRM	CORP	2004
EBITDA	$ 540-550	$ 260-270	$ 295-305	$ (140-130)	$ (130-120)	$ 825-875
Depreciation	(195)	(85)	(120)	-	(35)	(435)
Interest						(545)
Taxes						60-80
Net Loss						$ (75-45)
EPS						$ (0.20-0.12)

Generation earnings potential - EBITDA


$400-450
$800-1,000
$540-550
Low
High

Liquids earnings potential - EBITDA


$175
$250-275
$260-270
Low
High

Illinois Power earnings potential - EBITDA


$275
$325
$295-305
Low
High

- Estimates are provided as a guide for forecasted 2004 consolidated financial results on an as-reported GAAP basis, assuming commodity prices and volumes similar to 2003
- EBITDA for generation includes an anticipated impairment for WCP investment of $70-80 million pre-tax
- EBITDA for liquids and generation includes anticipated pre-tax net gains on asset sales of $30-50 million and $100-110 million, respectively, and a net loss in IP of $15 million
- CRM includes fixed payments associated with tolling arrangements and related gas transport contracts

Note: Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events. Guidance has not been updated since February 3, 2004, the date of the announcement of the Illinois Power sale. We expect to update guidance, if necessary, in connection with our release of first quarter financial results.

7

DYNEGY

2004 CASH FLOW GUIDANCE ESTIMATES

($            in millions) GEN LIQ IP CRM CORP 2004

OCF $ 455-465 $ 230-240 $ 140-145 $ (185-180) $ (490-485) $ 150-185

CapEx (150) (75) (140) (10) (375)

Asset Sales 270-275 80-90 5 300 655-670

Free Cash Flow $ 575-590 $ 235-255 $ 5-10 $ (185-180) $ (200-195) $ 430-480

OCF includes funds from operations and working capital changes

? CapEx includes non-maintenance projects of $10 million for generation and $20 million for liquids

? Proceeds from asset sales includes $400 million for sale of IP and interest in Joppa

?$100 million in escrow is not reflected above

?$30 million of costs allocated to OCF in IP and Corp at $15 million each

Note: Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events. Guidance has not been updated since February 3, 2004, the date of the announcement of the Illinois Power sale. We expect to update guidance, if necessary, in connection with our release of first quarter financial results.

*ON-PEAK POWER PRICES**

($/MWh)



Cinergy
$80
$60
$40
$20
$0
2003A: $37.26
2004P: $38.00
2003 Actual Avg.
2004 Plan (Avg. Annual)
J F M A M J J A S O N D
New York Zone G
$100
$75
$50
$25
$0
2003A: $61.47
2003P: $57.00
J F M A M J J A S O N D
ComEd
$60
$40
$20
$0
2003A: $36.73
2004P: $37.00
J F M A M J J A S O N D
ERCOT
$100
$75
$50
$25
$0
2003A: $44.89
2004P: $48.00
J F M A M J J A S O N D

9

DYNEGY

ON-PEAK POWER PRICES*

($/MWh)

Cinergy New York Zone G

$ 80 $ 100

2003A: $ 37.26 2004A/F: $ 42.70 2003A: $ 61.47 2004A/F: $ 62.35

2004P: $ 38.00 2003P: $ 57.00

$ 60 $ 75

$ 40 $ 50

$ 20 $ 25

2003 Actual 2004 Plan ( Avg. Annual )

2003 Actual Avg. 2004 Fwd Curve

$0 $0

J F M A M J J A S O N D J F M A M J J A S O N D

ComEd ERCOT

$ 60 $ 100

2003A: $ 44.89 2004A/F: $ 50.98

2004P: $ 48.00

$ 75

$ 40

$ 50

$ 20

$ 25

2003A: $ 36.73 2004A/F: $ 39.47

2004P: $ 37.00

$0 $ 0

J F M A M J J A S O N D J F M A M J J A S O N D

* Pricing as of 3/16/04. Prices reflect day ahead on-peak settlement prices- blend of actual and forward for March 2004 and forward on-peak monthly prices for April—Dec.

NATURAL GAS LIQUIDS PRICES*


Crude*
2003A: $31.01
2004P: $28.00
35
30
25
20
($/Bbl)
2003 Actual Avg.
2004 Plan (Annual Avg.)
J F M A M J J A S O N D


Propane**
2003A: $0.55
2004P: $0.48
1.00
0.75
0.50
0.25
($/Gal)
J F M A M J J A S O N D


Gas*
2003A: $5.28
2004P: $5.00
8
7
6
5
4
3
2
($/Mmbtu)
J F M A M J J A S O N D


Frac Spread
2003A: $ 0.87
2004P: $ 0.48
2.00
1.50
1.00
0.50
0.00
-0.50
($/Mmbtu)
J F M A M J J A S O N D

* NYMEX ** Mont Belvieu

11

DYNEGY

NATURAL GAS LIQUIDS PRICES*

Crude* Propane**

40 1.00

2003A: $ 31.01 2004A/F: $ 35.44 2003A: $ 0.55 2004A/F: $ 0.61

2004P: $ 28.00 2004P: $ 0.48

35

0.75

30

0.50

25

2003 Actual 2004 Plan ( Annual Avg. )

2003 Actual Avg. 2004 Forward

20 0.25

($/Bbl) J F M A M J J A S O N D ($/Gal) J F M A M J J A S O N D

Gas* Frac Spread

8 2.00

2003A: $ 0.87 2004A/F: $ 1.08

7 2004P: $ 0.48

1.50

6

1.00

5

4 0.50

2003A: $ 5.28 2004A/F: $ 5.85

3

2004P: $ 5.00 0.00

2 J F M A M J J A S O N D

J F M A M J J A S O N D -0.50

($ /Mmbtu) ($ /Mmbtu)

* NYMEX ** Mont Belvieu 12

Prices updated as of 3/14/04. Prices are blend of actual and forward for March and April – Dec. pricing reflects forward monthly prices.

Note: Frac spread actuals are based on average daily prices and forward prices are based on first of the month prices.

FOCUS ON THE FUTURE

KEY ATTRIBUTES

? Significant restructuring initiatives complete

?Extended maturity profile ?Debt/obligations reductions ?G&A reductions ?Strengthened liquidity

?Turning focus to long-term opportunities to create value

? Leveraged option on power market recovery with diversified U.S. power and gas portfolio

?Favorably positioned for high gas price environment ??Coal and dual-fuel power plants ??Integrated natural gas liquids business ?52% of gas MWs provide additional spark spread upside

? Disciplined financial management

? Proven track record, experienced

management team

HOW WILL WE DELIVER VALUE TO OUR INVESTORS?

1. Through benefits from economic and power market recovery, when it occurs

? Regardless of natural gas price

POWER MARKET RECOVERY

Supply/Demand Price Favorable Balance Improvement Return

Long-term outlook

??Power markets will recover…When, not if

??Significant debt maturities pushed out to 2010 and beyond

??U.S. economic recovery…Then increased demand

? What does recovery look like?

??Price volatility and risk of supply interruption not acceptable ??Prices will need to rise to induce new investment ??Need to earn sufficient return to build and maintain capacity

? Prices do not need to return to historical highs*

* See Appendix for assumptions regarding power market recovery.

POWER MARKETS

Portfolio primarily located in favorable markets

WSCC

MAPP

SPP

l . C a –C C

W S

WSCC—SW

ERCOT

MAIN

ECAR

N

E

P

O OL

PJM

SERC -VACAR

TVA

SERC -Southern

SERC -Entergy

FPCC

Favorable Neutral Unfavorable

Note: Favorable markets are based on our assumptions and expectations of supply/demand balance and potential for favorable deregulation for merchant generators.

HISTORICAL PRICING AND LONG-TERM OUTLOOK –CINERGY

“2001”: Avg: $70

“Recovery”*: Avg: $58

2004 Forward Prices: Avg: $39

Generation earnings potential—EBITDA

$400-450 $800-1,000

$540-550 $800-1,000

Low

Recovery 2001 Pricing

Levels

* Estimated power price required to generate a 12% ROIC on a new combined cycle plant. Assumes $5 gas and $3/kw month capacity value. See Appendix for further details of pricing assumptions. 2004 Forward price as of December 31, 2003.

HOW WILL WE DELIVER VALUE TO OUR INVESTORS?

1. Through benefits from economic and power market recovery, when it occurs

? Regardless of natural gas price

2. Through benefits from reduction in debt, as it occurs

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY PROFILE – DYNEGY AND ILLINOIS POWER

AS OF DECEMBER 31, 2003

($ in millions)

Dynegy

Illinois Power $ 1,820

Debt & Obligations

12/31/02 12/31/03

$8.869 B $7.415 B $ 1,230 $ 1,230

$ 630

$ 556

$ 331 $ 381 $ 325

$ 245 $ 306

$ 119 $ 115 $ 127

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+

DYN 245 89 33 220 295 75 680 556 630 1,230 115 127 1,232

IP 86 156 86 86 86 250 550 - - - - - 588

Note: Includes preferred stock securities and principal obligations for Central Hudson beginning in 2007.

Excludes $1.1 billion bank credit facility that matures in February 2005 as no amounts are drawn.

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY

PROFILE – PRO FORMA ILLINOIS POWER SALE

AS OF DECEMBER 31, 2004

($            in millions)

Debt & Obligations

ProForma

12/31/02 12/31/03 12/31/04 40% Reduction

$ 1,230 $ 1,232

$8.869 B $7.415 B $5.282 B

$ 680 $ 630

$ 556

$ 295

$ 220

$ 89 $ 75 $ 115 $ 127

$ 33

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+

Dynegy

Note: Includes preferred stock securities and principal obligations for Central Hudson beginning in 2007.

Excludes $1.1 billion bank credit facility that matures in February 2005 as no amounts are drawn.

HOW WILL WE DELIVER VALUE TO OUR INVESTORS?

1. Through benefits from economic and power market recovery, when it occurs

? Regardless of natural gas price

2. Through benefits from reduction in debt, as it occurs

3. By being well-positioned for

power industry consolidation, when it occurs

POWER INDUSTRY CONSOLIDATION

Power Generation Profile

? 12,713 MWs of net generating capacity

? Diversified portfolio with coal, dual-fuel and gas

? Significant positions in favorable NERC regions

? Expertise in multi-fuel logistics

? Scaleable infrastructure and capabilities

Benefits

? Growth will also come from our comprehensive skill set and operating platform ??Fuel: gas, oil, coal ??Dispatch: multiple NERC regions ??Asset Management and Controls

• Front, mid, and back office

Additional Capacity Requires

Minimal Incremental Costs 13,000 = 26,000 = 39,000 MW

FIVE THINGS TO REMEMBER ABOUT DYNEGY

1. Leveraged option on power market recovery

? Near-term earnings not a spark spread play… but long-term we have two ways to capture upside:

? “Spark spread” and “Dark spread” upside

2. Strong natural gas liquids business

? Provides diversification in a low power price environment

3. Track record of fiscal discipline

? Debt and obligations reduced

? Significant G&A reductions

4. Highly efficient and scaleable power generation operations platform

? New leading edge technology

? Efficient, low-cost operations and dispatch

? Multi-fuel capability, multi-region presence

5. Proven management team

Track record of delivering results

APPENDIX

APPENDIX – Assumptions for high case generation earnings potential with power market recovery

Market Recovery Assumptions* ComEd Cinergy NY—G Entergy ERCOT

Power Price ($/MWH) 57.00 58.00 66.00 56.00 54.00

Capacity Value (KW/mo) 3.00 3.00 3.00 3.00 3.00

Market Heat Rate 10,828 10,404 11,098 10,815 10,716

Combined Cycle “New Entrant” *

Combined Cycle Cost (500MW—$MM) 340 317 356 333 291

Energy Margin ( $MM—500 MW Plant) 38 36 47 37 35

Capacity Payments 18 18 18 18 18

Gross Margin 56 54 65 55 53

EBIT 41 38 43 40 35

ROIC 12.0% 12.0% 12.0% 12.0% 12.0%

Peaker Capacity (MW) 500 500 500 500 500

Cost/kw 388 385 425 417 365

Simple Cycle Peaker “New Entrant” *

Gas Simple Cycle Peaker Cost ($MM) 194 192 212 209 183

Energy Margin 13 12 24 8 10

Capacity Payments 18 18 18 18 18

Gross Margin 31 30 42 26 28

EBIT 23 20 29 18 17

ROIC 11.8% 10.6% 13.6% 8.8% 9.3%

Historical and Forward Pricing and Market Heat Rates **

2001 Forward On Peak Price 67.00 70.00 71.00 74.00 68.00

Market Heat Rate 12,728 12,557 11,938 14,291 13,495

* Company estimates. Market recovery assumptions derived from the power and capacity prices required for a combined cycle plant to earn a 12% ROIC (EBIT / cost).

** 2001 Forward curve as of December 31, 2000.